                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               November 30, 2001


  STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 2001, providing for the issuance of Mortgage Pass-Through Certificates, Series 2001-17)

                    Structured Asset Securities Corporation
             -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



               Delaware                   333-63602              74-2440850
              ---------                   ---------              ----------
     (State or Other Jurisdiction        (Commission          (I.R.S. Employer
           Of Incorporation)             File Number)        Identification No.)



           101 Hudson Street
        Jersey City, New Jersey                        07302
        -----------------------                        -----
    (Address of Principal Executive                 (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (201) 524-2437

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

  ITEM 5. OTHER EVENTS
          ------------


     The Registrant registered issuances of Mortgage Pass-Through
Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $723,060,715 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A5, Class 3-AP, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A5, Class 4-A6, Class 4-A7, Class 4-AP, Class 4-AX, Class A4, Class B1, Class B2, Class B3 and Class R Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-17, on November 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 26, 2001, as supplemented by the Prospectus Supplement dated November 29, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2001, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as trustee, and Aurora Loan Services Inc. as master servicer. The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-AP, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A5, Class 3-AP, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A5, Class 4-A6, Class 4-A7, Class 4-AP, Class 4-AX, Class A4, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class
R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain fixed rate, conventional, fully amortizing, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $729,090,922.55 as of November 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

  Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

       1.1 Terms Agreement, dated November 29, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

       4.1 Trust Agreement, dated as of November 1, 2001, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

       99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

       99.2 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2001, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

       99.3 Servicing Agreement, dated as of November 1, 2001, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.

       99.4 Reconstituted Servicing Agreement, dated November 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Cendant Mortgage Corporation, as Servicer.

       99.5 Certificate of Guaranty Insurance Policy Number 36874 for $30,924,000 Class A4 Certificates.

       99.6 Insurance Agreement dated as of November 1, 2001 among Financial Security Assurance Inc., as insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, Lehman Brothers Bank, FSB, as a Seller, Structured Asset Securities Corporation, as Depositor, and Wells Fargo Bank Minnesota, National Association, as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STRUCTURED ASSET SECURITIES
                                                CORPORATION



                                             By: /s/ Ellen Kiernan
                                                 ------------------------------
                                                 Name: Ellen Kiernan
                                                 Title:   Vice President



Dated:  November 30, 2001

                                 EXHIBIT INDEX



Exhibit No.                                 Description                          Page No.
-----------                                 -----------                          --------

       1.1  Terms Agreement, dated November 29, 2001, between Structured Asset
            Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

       4.1  Trust Agreement, dated as of November 1, 2001, among Structured
            Asset Securities Corporation, as Depositor, Wells Fargo Bank
            Minnesota, National Association, as Trustee, and Aurora Loan
            Services Inc., as Master Servicer.

       99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November
            1, 2001, between Lehman Capital, A Division of Lehman Brothers
            Holdings Inc., as Seller, and Structured Asset Securities
            Corporation, as Purchaser.

       99.2 Mortgage Loan Sale and Assignment Agreement, dated as of November
            1, 2001, between Lehman Brothers Bank, FSB, as Seller, and
            Structured Asset Securities Corporation, as Purchaser.

       99.3 Servicing Agreement, dated as of November 1, 2001, among Aurora
            Loan Services Inc., as Master Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers
            Bank, FSB, as a Seller.

       99.4 Reconstituted Servicing Agreement, dated November 1, 2001, between
            Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
            Cendant Mortgage Corporation, as Servicer.

       99.5 Certificate of Guaranty Insurance Policy Number 36874 for
            $30,924,000 Class A4 Certificates.

       99.6 Insurance Agreement dated as of November 1, 2001 among Financial
            Security Assurance Inc., as insurer, Lehman Capital, A Division of
            Lehman Brothers Holdings Inc., as a Seller, Lehman Brothers Bank,
            FSB, as a Seller, Structured Asset Securities Corporation, as
            Depositor, and Wells Fargo Bank Minnesota, National Association, as Trustee.

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